Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 4/15/2004


Blended Coupon 6.5834%


Excess Protection Level
3 Month Average   5.45%
June, 2000   5.26%
May, 2000   5.88%
April, 2000   5.20%


Cash Yield18.81%


Investor Charge Offs 4.56%


Base Rate 8.99%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,607,972,797.02